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                                                                  EXECUTION COPY

                          PLEDGE AND SECURITY AGREEMENT

                  PLEDGE AND SECURITY AGREEMENT, dated as of April 23, 2004, made by aaiPharma Inc., a Delaware corporation (the "Parent"), and each of the other Persons listed on the signature pages hereof or that become a party hereto pursuant to the Indenture, as defined below (together with the Parent, each a "Pledgor," and collectively the "Pledgors"), in favor of Wachovia Bank, National Association, in its capacity as collateral agent hereunder for the Secured Parties (as defined herein) (in such capacity, together with any successor collateral agent, the "Collateral Agent").

                              W I T N E S S E T H:

                  WHEREAS, the Parent has issued $175,000,000 in aggregate principal amount of its 11% Senior Subordinated Notes due 2010 (collectively, the "Notes") pursuant to the terms of an Indenture, dated as of March 28, 2002 (as amended, restated, supplemented or otherwise modified from time to time, including pursuant to the Supplemental Indenture referred to below, the "Indenture"), among the Parent, the guarantors named therein, and Wachovia Bank, National Association (formerly, First Union National Bank), as Trustee (in such capacity, the "Trustee");

                  WHEREAS, the Parent and its subsidiaries identified as borrowers therein, the financial institutions from time to time party thereto (each a "Lender" and collectively, the "Lenders"), Silver Point Finance, LLC, as collateral agent for the Senior Agents (as defined below) and the Lenders (in such capacity, the "Senior Collateral Agent"), and Bank of America, N.A., as administrative agent for the Lenders (in such capacity, the "Administrative Agent" and together with the Senior Collateral Agent, each a "Senior Agent" and collectively, the "Senior Agents") are parties to a Financing Agreement, dated as of April 23, 2004 (such agreement, as amended, restated, supplemented or otherwise modified from time to time, including any replacement agreement therefor, being hereinafter referred to as the "Financing Agreement");

                  WHEREAS, pursuant to a Pledge and Security Agreement, dated as of April 23, 2004, made by the Pledgors in favor of the Senior Collateral Agent (such agreement, as amended, restated, supplemented or otherwise modified from time to time, including any replacement agreement therefor, being hereinafter referred to as the "Senior Security Agreement"), the Pledgors have granted to the Senior Collateral Agent a first-priority lien upon and security interest in the Pledged Collateral (as defined below);

                  WHEREAS, the Parent, the other Pledgors, as guarantors, and the Trustee have entered into a First Supplemental Indenture, dated as of April 20, 2004 (the "Supplemental Indenture"), pursuant to which the Parent and the other Pledgors have agreed to grant to the Collateral Agent a second-priority Lien upon and security interest in the Collateral;

                  WHEREAS, it is a condition precedent to the Lenders extending any credit to the Parent and the other borrowers pursuant to the Financing Agreement that the Parent and each Pledgor shall have entered into the Supplemental Indenture, and pursuant to the terms of the Supplemental Indenture, the Parent and the other Pledgors are required to execute and deliver to the Collateral Agent a security agreement providing for the grant to the Collateral Agent for the

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benefit of the Secured Parties of a security interest in all personal property of such Pledgor in which such Pledgor has granted a first-priority security interest to the Senior Collateral Agent;

                  WHEREAS, the Parent, the Senior Collateral Agent and the Collateral Agent have entered into an Intercreditor Agreement, dated as of the date hereof (such agreement, as amended, restated, supplemented or otherwise modified from time to time, including any replacement agreement therefor, being hereinafter referred to as the "Intercreditor Agreement"), pursuant to which the Lien and security interest granted pursuant to this Agreement with respect to the Pledged Collateral is and shall be subordinated in all respects to the lien and security interests granted pursuant to the Senior Security Agreement;

                  WHEREAS, the Pledgors are mutually dependent on each other in the conduct of their respective businesses as an integrated operation, with the credit needed from time to time by each Pledgor often being provided through financing obtained by the other Pledgors and the ability to obtain such financing being dependent on the successful operations of all of the Pledgors as a whole; and

                  WHEREAS, each Pledgor has determined that the execution, delivery and performance of this Agreement directly benefit, and are in the best interest of, such Pledgor.

                  NOW, THEREFORE, in consideration of the premises and the agreements herein and in order to comply with the requirements of the Supplemental Indenture, the Pledgors hereby jointly and severally agree with the Collateral Agent, for the benefit of the Secured Parties, as follows:

                  SECTION 1. Definitions. Reference is hereby made to the Indenture for a statement of the terms thereof. All terms used in this Agreement which are defined in the Indenture or in Article 8 or Article 9 of the Uniform Commercial Code (the "Code") as in effect from time to time in the State of New York and which are not otherwise defined herein shall have the same meanings herein as set forth therein; provided, that terms used herein which are defined in the Code as in effect in the State of New York on the date hereof shall continue to have the same meaning notwithstanding any replacement or amendment of such statute.

                  As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and the plural form of the terms indicated):

                  "Default Rate" means a rate of interest per annum equal to the rate of interest borne by the Notes from time to time plus 2%.

                  "Discharge of Senior Lender Claims" shall have the meaning given to such term in the Intercreditor Agreement.

                  "Indenture Documents" means the Indenture, the Notes, the Subsidiary Guarantees, this Agreement and the other Security Documents, in each case as amended, restated, supplemented or otherwise modified from time to time.

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                  "Material Adverse Effect" means a material adverse effect on any of (i) the operations, business, assets, properties, condition (financial or otherwise) or prospects of the Pledgors taken as a whole, (ii) the ability of any Pledgor to perform any of its material obligations under any Indenture Document to which it is a party, (iii) the legality, validity or enforceability of this Agreement or any other Indenture Document, (iv) the material rights and remedies of the Collateral Agent under any Indenture Document, or (v) the validity, perfection or priority of a Lien in favor of the Collateral Agent for the benefit of Secured Parties on any of the Collateral with an aggregate value in excess of $500,000.

                  "Secured Parties" means the Trustee, the Collateral Agent and the Holders.

                  "Senior Credit Agreement" shall have the meaning given to such term in the Intercreditor Agreement.

                  SECTION 2. Pledge and Grant of Security Interest. As collateral security for all of the Obligations (as defined in Section 3 hereof), each Pledgor hereby pledges and assigns to the Collateral Agent, and grants to the Collateral Agent, for the benefit of the Secured Parties, a continuing security interest in, and Lien on such Pledgor's right, title and interest in and to the following (collectively, the "Pledged Collateral"):

                           (a) the indebtedness described in Schedule I hereto
and all indebtedness from time to time required to be pledged to the Collateral Agent pursuant to the terms of the Financing Agreement (the "Pledged Debt"), the promissory notes and other instruments evidencing the Pledged Debt, and all interest, cash, instruments, investment property and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Debt;

                           (b) the shares of Capital Stock described in Schedule
II hereto (the "Pledged Stock"), whether or not evidenced or represented by any stock certificate, certificated security or other instrument, issued by the Persons described in such Schedule II (the "Existing Issuers"), the certificates representing the Pledged Stock, all options and other rights, contractual or otherwise, in respect thereof and all dividends, distributions, cash, instruments, investment property and other property (including, but not limited to, any stock dividend and any distribution in connection with a stock split) from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Stock;

                           (c) all (or, in the case of a first tier Foreign
Subsidiary of a Pledgor, 65% (or such greater percentage that, due to a change in applicable law after the date hereof, (i) would not reasonably be expected to cause the undistributed earnings of such Foreign Subsidiary as determined for United States federal income tax purposes to be treated as a deemed dividend to such Foreign Subsidiary's United States parent and (ii) would not reasonably be expected to cause any material adverse tax consequences) of the issued and outstanding Capital Stock entitled to vote (within the meaning of Treas. Reg.
Section 1.956-2(c)(2)) and 100% of the issued and outstanding Capital Stock not entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2))) of the Capital Stock at any time and from time to time acquired by such Pledgor of any and all Persons now or hereafter existing (except, in the case of any Person that is not a Subsidiary of a Pledgor, to the extent that the organizational documents of such Person expressly

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prohibit the creation of the security interest contemplated by this Agreement)
(such Persons, together with the Existing Issuers, being hereinafter referred to collectively as the "Pledged Issuers" and each individually as a "Pledged Issuer"), the certificates representing such Capital Stock, all options and other rights, contractual or otherwise, in respect thereof and all dividends, distributions, cash, instruments, investment property and other property (including, but not limited to, any stock dividend and any distribution in connection with a stock split) from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing;

                           (d) all investment property, financial assets,
securities, Capital Stock, other equity interests, stock options and commodity contracts of such Pledgor, all notes, debentures, bonds, promissory notes or other evidences of indebtedness of such Pledgor, and all other assets now or hereafter received or receivable with respect to the foregoing (except, in the case of any Person that is not a Subsidiary of a Pledgor, to the extent that the organizational documents of such Person expressly prohibit the creation of the security interest contemplated by this Agreement); provided that, in the case of a Foreign Subsidiary of such Pledgor, in no case shall more than 65% (or such greater percentage that, due to a change in applicable law after the date hereof, (i) would not reasonably be expected to cause the undistributed earnings of such Foreign Subsidiary as determined for United States federal income tax purposes to be treated as a deemed dividend to such Foreign Subsidiary's United States parent and (ii) would not reasonably be expected to cause any material adverse tax consequences) of the issued and outstanding Capital Stock entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) and 100% of the issued and outstanding Capital Stock not entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) or other equity interest of such Foreign Subsidiary be included in the Pledged Collateral;

                           (e) all security entitlements of such Pledgor in any
and all of the foregoing; and

                           (f) all proceeds (including proceeds of proceeds) of
any and all of the foregoing;

in each case, whether now owned or hereafter acquired by such Pledgor and howsoever its interest therein may arise or appear (whether by ownership, security interest, Lien, claim or otherwise).

                  SECTION 3. Security for Obligations. The security interest created hereby in the Pledged Collateral constitutes continuing collateral security for all of the following obligations whether now existing or hereafter incurred (the "Obligations"):

                           (a) the punctual payment by the Parent, as and when
due and payable (whether by stated maturity, by acceleration or otherwise), of all amounts from time to time owing by it in respect of the principal of, and interest and premium (if any) on, the Notes;

                           (b) in the case of a Guarantor, all amounts from time
to time owing by such Pledgor under its Subsidiary Guarantee, including all obligations guaranteed by such Pledgor;

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                           (c) all other Indebtedness, obligations and
liabilities of any Pledgor under any of the Indenture Documents; and

                           (d) the due performance and observance by each
Pledgor of all of its other obligations from time to time existing in respect of the Indenture Documents.

                  SECTION 4. Delivery of the Pledged Collateral.

                           (a)      (i) All promissory notes currently
evidencing the Pledged Debt and all certificates currently representing the Pledged Stock shall be delivered to the Collateral Agent on or prior to the execution and delivery of this Agreement. All other promissory notes, certificates and instruments constituting Pledged Collateral from time to time required to be pledged to the Collateral Agent pursuant to the terms of this Agreement or the Indenture (the "Additional Collateral") shall be delivered to the Collateral Agent promptly upon receipt thereof by or on behalf of any of the Pledgors. All such promissory notes, certificates and instruments shall be held by or on behalf of the Collateral Agent and shall be delivered in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment or undated stock powers executed in blank, in form satisfactory to the Collateral Agent. If any such Pledged Collateral consists of uncertificated securities of a Domestic Subsidiary, unless the immediately following sentence is applicable thereto, such Pledgor shall cause, and if the issuer of such Pledged Collateral is an issuer other than a Subsidiary of the Pledgor, shall use commercially reasonable efforts to cause, the Collateral Agent (or its designated custodian or nominee) to become the registered holder thereof, or cause each issuer of such securities to agree that it will comply with instructions originated by the Collateral Agent with respect to such securities without further consent by such Pledgor. If any such Pledged Collateral consists of security entitlements, such Pledgor shall transfer such security entitlements to the Collateral Agent (or its custodian, nominee or other designee) or cause the applicable securities intermediary to agree that it will comply with entitlement orders by the Collateral Agent without further consent by such Pledgor. Notwithstanding the foregoing, prior to the Discharge of the Senior Lender Claims, all of the foregoing shall be delivered to, and instructions and agreements given and made with respect to, the Senior Collateral Agent, as bailee pursuant to the Intercreditor Agreement.

                                    (ii) In the event that following any
Discharge of Senior Lender Claims, the Discharge of Senior Lender Claims is deemed not to have occurred pursuant to the Intercreditor Agreement, the Collateral Agent shall comply with its obligations under Section 5.6 of the Intercreditor Agreement.

                                    (iii) Within ten (10) Business Days of
the receipt by a Pledgor of any Additional Collateral, a Pledge Amendment, duly executed by such Pledgor, in substantially the form of Annex I hereto (a "Pledge Amendment"), shall be delivered to the Collateral Agent, in respect of the Additional Collateral which must be pledged pursuant to this Agreement and the Indenture. The Pledge Amendment shall from and after delivery thereof constitute part of Schedules I and II hereto. Each Pledgor hereby authorizes the Collateral Agent to attach each Pledge Amendment to this Agreement and agrees that all promissory notes, certificates or instruments listed on any Pledge Amendment delivered to the Collateral Agent shall for all purposes hereunder constitute Pledged Collateral and such Pledgor shall be deemed upon delivery

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thereof to have made the representations and warranties set forth in Section 5 hereof with respect to such Additional Collateral.

                           (b) If any Pledgor shall receive, by virtue of such
Pledgor's being or having been an owner of any Pledged Collateral, any (i) stock certificate (including, without limitation, any certificate representing a stock dividend or distribution in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares, stock split, spin-off or split-off), promissory note or other instrument, (ii) option or right, whether as an addition to, substitution for, or in exchange for, any Pledged Collateral, or otherwise, (iii) dividends payable in cash (except such dividends permitted to be retained by any such Pledgor pursuant to Section 7 hereof) or in securities or other property or (iv) dividends, distributions, cash, instruments, investment property and other property in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus, such Pledgor shall receive such stock certificate, promissory note, instrument, option, right, payment or distribution in trust for the benefit of the Collateral Agent, shall segregate it from such Pledgor's other property and shall (except to the extent such dividend, distribution, cash payment or other property is permitted to be retained by such Pledgor or pursuant to Section 7 hereof) deliver it forthwith to the Collateral Agent, in the exact form received, with any necessary indorsement and/or appropriate stock powers duly executed in blank, to be held by the Collateral Agent as Pledged Collateral and as further collateral security for the Obligations. Notwithstanding the foregoing, prior to the Discharge of the Senior Lender Claims, all of the foregoing shall be delivered to the Senior Collateral Agent, pursuant to the Intercreditor Agreement.

                  SECTION 5. Representations and Warranties. Each Pledgor jointly and severally represents and warrants as follows:

                           (a) Each Pledgor (i) is a corporation, limited
liability company or limited partnership duly organized, validly existing and in good standing under the laws of the state or jurisdiction of its organization other than to the extent that the failure to be in good standing in such state or jurisdiction could not reasonably be expected to have a Material Adverse Effect, (ii) has all requisite power and authority to conduct its business as now conducted and as presently contemplated and to execute, deliver and perform this Agreement and each other Indenture Document to be executed and delivered by it pursuant hereto and to consummate the transactions contemplated hereby and thereby, and (iii) is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary, other than in such jurisdictions where the failure to be so qualified and in good standing could not reasonably be expected to have a Material Adverse Effect.

                           (b) The execution, delivery and performance by each
Pledgor of this Agreement and the other Indenture Documents to which such Pledgor is or will be party (i) have been duly authorized by all necessary action, (ii) do not and will not contravene its charter or by-laws, its limited liability company or operating agreement or its certificate of partnership or partnership agreement, as applicable, or any applicable law, the Financing Agreement or any material term of any Material Contract, (iii) do not and will not result in or require the creation of any Lien (other than pursuant to any Indenture Document) upon or with respect to any of its

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properties and (iv) do not and will not result in any default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any material permit, license, authorization or approval applicable to it or its operations or any of its properties.

                           (c) The Existing Issuers set forth in Schedule II
hereto are the Pledgors' only Domestic Subsidiaries and first tier Foreign Subsidiaries existing on the date hereof. The Pledged Stock has been duly authorized and validly issued and are fully paid and nonassessable and the holders thereof are not entitled to any preemptive, first refusal or other similar rights. Except as noted in Schedule II hereto, the Pledged Stock constitute 100% (or, in the case of a Pledged Issuer that is a Foreign Subsidiary, 65% (or such greater percentage that, due to a change in applicable law after the date hereof, (i) would not reasonably be expected to cause the undistributed earnings of such Foreign Subsidiary as determined for United States federal income tax purposes to be treated as a deemed dividend to such Foreign Subsidiary's United States parent and (ii) would not reasonably be expected to cause any material adverse tax consequences) of the issued and outstanding Capital Stock entitled to vote (within the meaning of Treas. Reg.
Section 1.956-2(c)(2)) and 100% of the issued and outstanding Capital Stock not entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2))) of the issued shares of Capital Stock of the Existing Issuers as of the date hereof. All other shares of stock constituting Pledged Collateral will be duly authorized and validly issued, fully paid and nonassessable.

                           (d) To the best knowledge of the Pledgors, the
promissory notes currently evidencing the Pledged Debt have been, and all other promissory notes from time to time evidencing Pledged Debt, when executed and delivered, will have been, duly authorized, executed and delivered by the respective makers thereof, and all such promissory notes, as the case may be, legal, valid and binding obligations of such makers, enforceable against such makers in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally.

                           (e) Each Pledgor is and will be at all times the
legal and beneficial owner of its Pledged Collateral free and clear of all Liens, except for Permitted Liens.

                           (f) Subject to the Intercreditor Agreement, the
exercise by the Collateral Agent of any of its rights and remedies hereunder will not contravene any applicable law, the Financing Agreement, or any other Material Contract (as defined in the Financing Agreement) of any Pledgor and will not result in or require the creation of any Lien upon or with respect to any of the properties of such Pledgor other than pursuant to this Agreement or the other Indenture Documents.

                           (g) No authorization or approval or other action by,
and no notice to or filing with, any Governmental Authority is required to be obtained or made by any Pledgor for (i) the due execution, delivery and performance by any Pledgor of this Agreement, (ii) the grant by any Pledgor, or the perfection, of the Lien created hereby in the Pledged Collateral or (iii) the exercise by the Collateral Agent of any of its rights and remedies hereunder, except as may be required in connection with any sale of any Pledged Collateral by laws affecting the offering and sale of securities generally.

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                           (h) This Agreement creates a valid Lien in favor of
the Collateral Agent, for the benefit of the Secured Parties, in the Pledged Collateral (other than foreign Pledged Collateral) as security for the Notes and the Subsidiary Guarantees. The Collateral Agent's having possession of the promissory notes evidencing the Pledged Debt, the certificates representing the Pledged Stock and all other certificates, instruments and cash constituting Pledged Collateral from time to time and "control" within the meaning of Section 8-106 of the Code with respect to uncertificated securities and securities entitlements results in the perfection of such Lien. Such Lien is, or in the case of Pledged Collateral in which any of the Pledgors obtains rights after the date hereof, will be, a perfected Second Priority Lien.

                  SECTION 6. Covenants as to the Pledged Collateral. So long as any of the Obligations remain outstanding (unless otherwise defeased pursuant to Sections 8.02 or 8.03 of the Indenture), each Pledgor will, unless the Collateral Agent shall otherwise consent in writing:

                           (a) keep adequate records concerning the Pledged
Collateral and permit the Collateral Agent or any agents, designees or representatives thereof at any time or from time to time to examine and make copies of and abstracts from such records consistent with the terms of the Indenture;

                           (b) at the Pledgors' joint and several expense,
promptly deliver to the Collateral Agent a copy of each material notice or other communication received by it in respect of the Pledged Collateral;

                           (c) at the Pledgors' joint and several expense,
defend the Collateral Agent's right, title and security interest in and to the Pledged Collateral against the claims of any Person;

                           (d) at the Pledgors' joint and several expense, at
any time and from time to time, promptly execute and deliver all further instruments and documents and take all further action that may be necessary or advisable in order to (i) perfect and protect, or maintain the perfection of, the security interest and Lien created hereby, (ii) subject to the Intercreditor Agreement, enable the Collateral Agent to exercise and enforce its rights and remedies hereunder in respect of the Pledged Collateral or (iii) subject to the Intercreditor Agreement, otherwise effect the purposes of this Agreement, including, without limitation, delivering to the Collateral Agent irrevocable proxies in respect of the Pledged Collateral;

                           (e) not create or suffer to exist any Lien upon or
with respect to any Pledged Collateral, other than Permitted Liens, unless all Obligations are secured on a prior basis to the obligations so secured until such time as such obligations are no longer secured by a Lien;

                           (f) not make or consent to any amendment or other
modification or waiver with respect to any Pledged Collateral or enter into any agreement or permit to exist any restriction with respect to any Pledged Collateral other than pursuant to the Senior Credit Agreement or the Indenture Documents;

                           (g) except as permitted under the Senior Credit
Agreement, not permit the issuance of (i) any additional shares of any class of Capital Stock of any Pledged Issuer, (ii) any securities convertible voluntarily by the holder thereof or automatically upon the occurrence

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or non-occurrence of any event or condition into, or exchangeable for, any such shares of Capital Stock or (iii) any warrants, options, contracts or other commitments entitling any Person to purchase or otherwise acquire any such shares of Capital Stock; and

                           (h) not take or fail to take any action which would
in any manner impair the enforceability of the Collateral Agent's security interest in and Lien on, any Pledged Collateral.

                  SECTION 7. Voting Rights, Dividends, Etc. in Respect of the Pledged Collateral.

                           (a) So long as no Event of Default shall have
occurred and be continuing:

                                    (i) each Pledgor may exercise any and all
voting and other consensual rights pertaining to any Pledged Collateral for any purpose not inconsistent with the terms of this Agreement, the Indenture or the other Indenture Documents; provided, however, that, subject to the Intercreditor Agreement, none of the Pledgors will exercise or refrain from exercising any such right, as the case may be, if such action (or inaction) is reasonably likely to have a Material Adverse Effect;

                                    (ii) each of the Pledgors may receive and
retain any and all dividends, interest or other distributions or payments in respect of the Pledged Collateral; provided, however, that any and all (A) dividends and interest paid or payable other than in cash in respect of, and instruments and other non-cash property received, receivable or otherwise distributed in respect of or in exchange for, any Pledged Collateral, (B) dividends and other distributions paid or payable in cash in respect of any Pledged Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus, and (C) cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Pledged Collateral, together with any dividend, interest or other distribution or payment which at the time of such payment was not permitted by the Indenture, shall be, and shall forthwith be delivered, subject to the Intercreditor Agreement, to the Collateral Agent, to hold as, Pledged Collateral and shall, if received by any of the Pledgors, be received in trust for the benefit of the Collateral Agent, shall be segregated from the other property or funds of the Pledgors, and shall be forthwith delivered, subject to the Intercreditor Agreement, to the Collateral Agent in the exact form received with any necessary endorsement and/or appropriate stock powers duly executed in blank, to be held by the Collateral Agent as Pledged Collateral and as further collateral security for the Obligations; and

                                    (iii) the Collateral Agent will execute and
deliver (or cause to be executed and delivered) to a Pledgor all such proxies and other instruments as such Pledgor may reasonably request for the purpose of enabling such Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to Section 7(a)(i) hereof and to receive the dividends, interest and/or other distributions which it is authorized to receive and retain pursuant to Section 7(a)(ii) hereof.

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                           (b) Upon the occurrence and during the continuance of
an Event of Default, subject to the Intercreditor Agreement:

                                    (i) all rights of each Pledgor to exercise
the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 7(a)(i) hereof, and to receive the dividends, distributions, interest and other payments that it would otherwise be authorized to receive and retain pursuant to Section 7(a)(ii) hereof, shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall thereupon have the sole right to exercise such voting and other consensual rights and to receive and hold as Pledged Collateral such dividends and interest payments;

                                    (ii) the Collateral Agent is authorized to
notify each debtor with respect to the Pledged Debt to make payment directly to the Collateral Agent (or its designee) and may collect any and all moneys due or to become due to any Pledgor in respect of the Pledged Debt, and each of the Pledgors hereby authorizes each such debtor to make such payment directly to the Collateral Agent (or its designee) without any duty of inquiry;

                                    (iii) without limiting the generality of the
foregoing, the Collateral Agent may exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any of the Pledged Collateral as if it were the absolute owner thereof, including, without limitation, the right to exchange any and all of the Pledged Collateral upon the merger, consolidation, reorganization, recapitalization or other adjustment of any Pledged Issuer, or upon the exercise by any Pledged Issuer of any right, privilege or option pertaining to any Pledged Collateral, and, in connection therewith, to deposit and deliver any and all of the Pledged Collateral with any committee, depository, transfer agent, registrar or other designated agent upon such terms and conditions as it may determine; and

                                    (iv) all dividends, distributions, interest
and other payments that are received by any of the Pledgors contrary to the provisions of Section 7(b)(i) hereof shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other funds of the Pledgors, and shall be forthwith paid over to the Collateral Agent as Pledged Collateral in the exact form received with any necessary endorsement and/or appropriate stock powers duly executed in blank, to be held by the Collateral Agent as Pledged Collateral and as further collateral security for the Obligations.

                  SECTION 8. Additional Provisions Concerning the Pledged Collateral.

                           (a) To the maximum extent permitted by applicable
law, and for the purpose of taking any action that the Collateral Agent may determine to accomplish the purposes of this Agreement, each Pledgor (i) authorizes the Collateral Agent to execute any such agreements, instruments or other documents in such Pledgor's name and to file such agreements, instruments or other documents in such Pledgor's name in any appropriate filing office (to the extent consistent with the terms of this Agreement and the other Indenture Documents), (ii) authorizes the Collateral Agent to file any financing statements required hereunder or under any other Indenture Document, and any continuation statements or amendments with respect thereto, in any appropriate filing office without the signature of such Pledgor and (iii) ratifies the filing of any financing statement, and any continuation statement or amendment with respect thereto, filed without the signature of such Pledgor prior to the date hereof; provided, that the Collateral Agent shall not be responsible for, or obligated to take, any of the foregoing actions authorized by the Pledgors. A photocopy or other reproduction of this Agreement or any financing statement covering the Pledged Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

                           (b) Each Pledgor hereby irrevocably appoints the
Collateral Agent as such Pledgor's attorney-in-fact and proxy, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, from time to time to take any action and to execute any instrument that the Collateral Agent may determine to accomplish the purposes of this Agreement (subject to the rights of such Pledgor under Section 7(a) hereof and subject to the Intercreditor Agreement), including, without limitation, upon the occurrence and during the continuance of an Event of Default, to receive, endorse and collect all instruments made payable to such Pledgor representing any dividend, interest, distribution or other payment in respect of any Pledged Collateral and to give full discharge for the same. This power is coupled with an interest and is irrevocable until all of the Obligations are paid in full or defeased pursuant to the Indenture.

                           (c) If any Pledgor fails to perform any agreement or
obligation contained herein, subject to the Intercreditor Agreement, the Collateral Agent itself may perform, or cause performance of, such agreement or obligation, and the expenses of the Collateral Agent incurred in connection therewith shall be jointly and severally payable by the Pledgors pursuant to
Section 10 hereof and shall be secured by the Pledged Collateral; provided, that the Collateral Agent shall not be responsible for the performance of, or obligated to perform, any such agreements or obligations.

                           (d) Other than the exercise of reasonable care to
assure the safe custody of the Pledged Collateral while held hereunder, the Collateral Agent shall have no duty or liability to preserve rights pertaining thereto and shall be relieved of all responsibility for the Pledged Collateral upon surrendering it or tendering surrender of it to any of the Pledgors. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property, it being understood that the Collateral Agent shall not have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Pledged Collateral, whether or not the Collateral Agent has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral.

                           (e) The powers conferred on the Collateral Agent
hereunder are solely to protect its interest in the Pledged Collateral and shall not impose any duty upon the Collateral Agent to exercise any such powers. Except for the safe custody of any Pledged Collateral in its possession and the accounting for monies actually received by it hereunder, the Collateral Agent shall have no duty as to any Pledged Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Pledged Collateral.

                           (f) Upon the occurrence and during the continuance of
an Event of Default, the Collateral Agent may at any time (i) without notice to any Pledgor, transfer or register in the name of the Collateral Agent or any of its nominees any or all of the Pledged Collateral, subject only to the revocable rights of such Pledgor under Section 7(a) hereof, and (ii) exchange certificates or instruments constituting Pledged Collateral for certificates or instruments of smaller or larger denominations.

                           (g) Anything herein to the contrary notwithstanding,
the Collateral Agent agrees that it will not exercise any rights hereunder, or under any power of attorney provided for in this Agreement, unless it does so in accordance with, and to the extent consistent with, the terms of the Intercreditor Agreement.

                  SECTION 9. Remedies Upon Default. If any Event of Default shall have occurred and be continuing, subject to the Intercreditor Agreement:

                           (a) The Collateral Agent may exercise in respect of
the Pledged Collateral, in addition to any other rights and remedies provided for herein or otherwise available to it, all of the rights and remedies of a secured party upon default under the Code then in effect in the State of New York; and without limiting the generality of the foregoing and without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange or broker's board or elsewhere, at such price or prices and on such other terms as may be commercially reasonable. Each Pledgor agrees that, to the extent notice of sale shall be required by law, at least five (5) days' notice to such Pledgor of the time and place of any public sale of Pledged Collateral owned by such Pledgor or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Pledged Collateral regardless of whether or not notice of sale has been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                           (b) In the event that the Collateral Agent determines
to exercise its right to sell all or any part of the Pledged Collateral pursuant to Section 9(a) hereof, each Pledgor will, at such Pledgor's expense and upon request by the Collateral Agent: (i) execute and deliver, and cause each issuer of such Pledged Collateral and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or advisable to register such Pledged Collateral under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), and to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectus which are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto, (ii) cause each issuer of such Pledged Collateral to qualify such Pledged Collateral under the state securities or "Blue Sky" laws of each jurisdiction, and to obtain all necessary governmental approvals for the sale of the Pledged Collateral, (iii) cause each Pledged Issuer to make available to its securityholders, as soon as practicable, an earnings statement which will satisfy the provisions of Section 11(a) of the Securities Act, and (iv) do or cause to be done all such other acts and things as may be necessary to make such sale of such Pledged Collateral valid and binding and in compliance with applicable law. Each Pledgor acknowledges the impossibility of ascertaining the amount of damages which would be suffered by the Collateral Agent by reason of the failure by any Pledgor to perform any of the covenants contained in this
Section 9(b) and, consequently, agrees that, if any Pledgor fails to perform any of such covenants, it shall pay, as liquidated damages and not as a penalty, an amount equal to the value of the Pledged Collateral on the date the Collateral Agent demands compliance with this Section 9(b); provided, however, that the payment of such amount shall not release any Pledgor from any of its obligations under any of the other Indenture Documents.

                           (c) Notwithstanding the provisions of Section 9(b)
hereof, each Pledgor recognizes that it may be impracticable to effect a public sale of all or any part of the Pledged Stock or any other securities constituting Pledged Collateral and that the Collateral Agent may, therefore, determine to make one or more private sales of any such securities to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges that any such private sale may be at prices and on terms less favorable to the seller than the prices and other terms which might have been obtained at a public sale and, notwithstanding the foregoing, agrees that such private sales shall be deemed to have been made in a commercially reasonable manner and that the Collateral Agent shall have no obligation to delay the sale of any such securities for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act. Each Pledgor further acknowledges and agrees that any offer to sell such securities which has been (i) publicly advertised on a bona fide basis in a newspaper or other publication of general circulation in the financial community of New York, New York (to the extent that such an offer may be so advertised without prior registration under the Securities Act) or (ii) made privately in the manner described above to not less than fifteen bona fide offerees shall be deemed to involve a "public disposition" for the purposes of Section 9-610(c) of the Code (or any successor or similar, applicable statutory provision) as then in effect in the State of New York, notwithstanding that such sale may not constitute a "public offering" under the Securities Act, and that the Collateral Agent may, in such event, bid for the purchase of such securities.

                           (d) Subject to the terms of the Intercreditor
Agreement, any cash held by the Collateral Agent as Pledged Collateral and all cash proceeds received by the Collateral Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Pledged Collateral shall be held by the Collateral Agent as collateral for, and promptly thereafter applied (after payment of any amounts payable to the Collateral Agent pursuant to Section 10 hereof) in whole or in part against all or any part of the Obligations consistent with the provisions of the Indenture. The Collateral Agent shall have the right to cause to be established and maintained, at its principal office or such other location or locations as it may establish from time to time in its discretion, one or more accounts (collectively, "Collateral Accounts") for the collection of cash proceeds of the Pledged Collateral. Such proceeds, when deposited, shall continue to constitute Pledged Collateral for the Obligations and shall not constitute payment thereof until applied as herein provided. The Collateral Agent shall have sole dominion and control over all funds deposited in any Collateral Account, and such funds may be withdrawn therefrom only by the Collateral Agent. Any surplus of such cash or cash proceeds held by the

Collateral Agent and remaining after the payment in full of the Obligations shall be paid over to the Pledgors or to such Person as may be lawfully entitled to receive such surplus (as ordered by a court of law).

                           (e) In the event that the proceeds of any such sale,
collection or realization are insufficient to pay all Obligations, the Pledgors shall be jointly and severally liable for the deficiency, together with interest thereon at the Default Rate, together with the costs of collection and the reasonable fees, costs and expenses and other client charges of any attorneys employed by the Collateral Agent to collect such deficiency.

                  SECTION 10. Indemnity and Expenses.

                           (a) Each Pledgor jointly and severally agrees to
defend, protect, indemnify and hold the Collateral Agent, the Trustee, each Holder and all of their respective officers, directors, employees, attorneys, consultants and agents (collectively, the "Indemnitees") harmless from and against any and all damages, losses, liabilities, obligations, penalties, fees, reasonable costs and expenses (including, without limitation, reasonable legal fees, costs and expenses of counsel) to the extent that they arise out of, in connection with or otherwise result from this Agreement and/or any other Security Document (including, without limitation, enforcement of this Agreement and/or any other Security Document), provided, however, that the Pledgors shall not have any obligation under this Section 10(a) to any Indemnitee caused by such Person's gross negligence or willful misconduct, as determined by a final judgment of a court of competent jurisdiction.

                           (b) Each Pledgor jointly and severally agrees to pay
to the Collateral Agent upon demand the amount of any and all fees, costs and expenses, including the reasonable fees, costs, expenses and disbursements of the Collateral Agent's counsel and of any experts and agents (including, without limitation, any collateral trustee which may act as agent of the Collateral Agent) which the Collateral Agent may incur in connection with (i) the preparation, negotiation, execution, delivery, recordation, administration, amendment, waiver or other modification or termination of this Agreement and/or any other Security Document, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any Pledged Collateral or any collateral held under any other Security Document, (iii) the exercise or enforcement of any of the rights of the Collateral Agent hereunder and/or under any other Security Document, or (iv) the failure by any Pledgor to perform or observe any of the provisions hereof and/or of any other Security Document.

                           (c) The provisions of this Section 10 shall survive
the termination of this Agreement and the resignation or removal of the Collateral Agent.

                           (d) The parties hereto hereby agree and acknowledge
that the Collateral Agent shall not assume, be responsible for or otherwise be obligated for any liabilities, claims, causes of action, suits, losses, allegations, requests, demands, penalties, fines, settlements, damages (including foreseeable and unforeseeable), judgments, expenses and costs (including but not limited to, any remediation, corrective action, response, removal or remedial action, or investigation, operations and maintenance or monitoring costs, for personal injury or property damages, real or personal) of any kind whatsoever, pursuant to any Environmental

Laws (as defined below) as a result of this Agreement, any other Security Document or any actions taken pursuant hereto or thereto. Further, the parties hereto hereby agree and acknowledge that in the exercise of its rights under this Agreement and the other Security Documents, the Collateral Agent may hold or obtain indicia of ownership primarily to protect the security interest of the Collateral Agent in the relevant collateral, and that any such actions taken by the Collateral Agent shall not be construed as or otherwise constitute any participation in the management of such collateral, as those terms are defined in Section 101(20)(E) of the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. Sec. 9601(2)(E). For purposes of this paragraph, "Environmental Laws" means any and all applicable federal, provincial, state, local and foreign laws, rules or regulations, and any orders or decrees, in each case as now or hereafter in effect, relating to the regulation or protection of the environment or to releases of hazardous materials into the indoor or outdoor environment, including, without limitation, ambient air, soil, surface water, ground water, wetlands, land or subsurface strata, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of hazardous materials.

                  SECTION 11. Notices, Etc. All notices and other communications provided for hereunder shall be in writing and shall be mailed (by certified mail, postage prepaid and return receipt requested), telecopied or delivered, if to any Pledgor, to it in care of the Parent at its address specified in the Indenture; if to the Collateral Agent, to it at its address set forth below:

                  Wachovia Bank, National Association, as Collateral Agent Advisory Services -- Corporate Trust
                  401 South Tryon Street - NC 1179
                  Charlotte, North Carolina 28288-1179
                  Attn: Bond Administration

                  with a copy to:

                  Kelley Drye & Warren LLP
                  101 Park Avenue
                  New York, New York 10178
                  Attn: Mark R. Somerstein, Esq.

or as to any such Person, at such other address as shall be designated by such Person in a written notice to such other Person complying as to delivery with the terms of this Section 11. All such notices and other communications shall be effective upon actual receipt.

                  SECTION 12. Security Interest Absolute. All rights of the Holders, the Trustee and the Collateral Agent, all Liens and all obligations of each of the Pledgors hereunder shall be absolute and unconditional irrespective of: (a) any lack of validity or enforceability of any provision of this Agreement or any other Indenture Document, (b) any change in the time, manner or place of payment of, or in any other term in respect of, all or any of the Obligations, or any other amendment or waiver of or consent to any departure from this Agreement or any other Indenture Document, (c) any exchange or release of, or non-perfection of any Lien on any Pledged Collateral, or any release or amendment or waiver of, or consent to or departure from any guaranty, for all or any of the Obligations, or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any of the Pledgors in respect of the Obligations. All authorizations and agencies contained herein with respect to any of the Pledged Collateral are irrevocable and powers coupled with an interest.

                  SECTION 13. The Collateral Agent. The following provisions shall apply to each Security Document, whether or not expressly set forth therein and regardless of whether or not reference is made to this Agreement therein.

                           (a) The Collateral Agent is hereby appointed and
authorized to act as collateral agent hereunder and under the other Security Documents, with such powers as are specifically delegated to the Collateral Agent by the terms of this Agreement and the other Security Documents. The Collateral Agent:

                                    (i) shall have no duties or responsibilities
except those expressly set forth in the Security Documents, and shall not by reason of any Security Document or other Indenture Document be a trustee for, or have a fiduciary relationship with or owe a fiduciary duty to, the Trustee or any Holder or any other Person;

                                    (ii) shall not be responsible to any Person
for any recitals, statements, representations or warranties contained in any Indenture Document, or in any certificate or other document referred to or provided for in, or received by it under, any Indenture Document, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of any Indenture Document or any collateral thereunder or any other document referred to or provided for herein or for any failure by any Pledgor or any other Person (other than the Collateral Agent) to perform any of its obligations hereunder or thereunder;

                                    (iii) shall not be required to initiate or
conduct any litigation or collection or other proceedings hereunder or under any other Security Document;

                                    (iv) shall not be responsible for any action
taken or omitted to be taken by it hereunder or under any other Security Document or under any other document or instrument referred to or provided for herein or in connection herewith, except for its own gross negligence or willful misconduct; and

                                    (v) may employ agents and attorneys-in-fact
and shall not be responsible for the negligence or misconduct of or for the supervision of any such agents or attorneys-in-fact selected by it in good faith.

                           (b) Before the Collateral Agent acts or refrains from
acting under any Security Document, it may require an officer's certificate of any Pledgor and/or an opinion of counsel satisfactory to the Collateral Agent with respect to the proposed action or inaction. The Collateral Agent shall not be liable for any action it takes or omits to take in good faith in reliance on such certificate or opinion. Whenever in the administration of any Security Document the Collateral Agent shall deem it necessary or desirable that a matter be provided or established prior to taking or suffering or omitting to take any act hereunder or thereunder, such matter (unless other evidence in respect thereof be herein or therein specifically prescribed) may, in the absence of gross negligence or bad faith on the part of the Collateral Agent, be deemed to be conclusively proved and established by an officers' certificate delivered to the Collateral

Agent, and such certificate shall be full warrant to the Collateral Agent for any action taken, suffered or omitted to be taken by it under the provisions of any Security Document upon the faith thereof.

                           (c) The Collateral Agent shall be entitled to
conclusively rely upon any certification, instruction, notice or other communication (including, without limitation, any thereof by telephone, telecopy, telegram, telex or email) reasonably believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel and other experts selected by the Collateral Agent. As to any matters not expressly provided for by this Agreement or any other Security Document, the Collateral Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder in accordance with instructions given by the Trustee, acting upon the instructions of the required percentage of Holders under the Indenture, and such instructions of the Trustee and any action taken or failure to act pursuant thereto shall be binding on all of the Holders.

                           (d) The Collateral Agent shall not be deemed to have
knowledge or notice of the occurrence of a Default unless the Collateral Agent has received notice from the Trustee, a Holder or a Pledgor specifying such Default and stating that such notice is a "Notice of Default." The Collateral Agent shall (subject to clause (e) below) take such action with respect to such Default as shall be directed by the Trustee, acting upon the instructions of the required percentage of Holders under the Indenture, provided, that unless and until the Collateral Agent shall have received such directions, the Collateral Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall determine.

                           (e) No provision of any Security Document shall
require the Collateral Agent to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or under any other Security Document or in the exercise of any of its rights or powers if it shall have reasonable grounds to believe that repayment of such funds or adequate security or indemnity against such risk or liability is not reasonably assured to it.

                           (f) In each case that the Collateral Agent may or is
required hereunder or under any other Security Document to take any action (an "Action"), including without limitation to make any determination or judgment, to give consents, to exercise rights, powers or remedies, to release or sell collateral, to appoint a trustee under a deed of trust, or otherwise to act hereunder or under any other Security Document, the Collateral Agent may seek direction from the Trustee, acting upon the instructions of the required percentage of Holders under the Indenture. The Collateral Agent shall not be liable with respect to any Action taken or omitted to be taken by it in good faith in accordance with any such direction. If the Collateral Agent shall request direction with respect to any Action, the Collateral Agent shall be entitled to refrain from such Action unless and until the Collateral Agent shall have received such direction, and the Collateral Agent shall not incur liability to any Person by reason of so refraining.

                           (g) The Collateral Agent may resign at any time by
giving notice thereof to the Parent, and the Collateral Agent may be removed at any time with or without cause by the Parent. Upon any such resignation or removal, the Parent shall promptly appoint a successor Collateral Agent. Such successor Collateral Agent shall be a corporation or banking association organized and doing business under the laws of the United States of America or of any state thereof that is authorized under such laws to exercise corporate trustee power, that is subject to supervision or examination by federal or state authorities and that has a combined capital and surplus of at least $100.0 million as set forth in its most recent published annual report of condition. If no successor Collateral Agent shall have been so appointed by the Parent and shall have accepted such appointment within 10 days after the retiring Collateral Agent's giving of notice of resignation or the Parent's removal of the retiring Collateral Agent, then the retiring Collateral Agent may, on behalf of the Parent, appoint a successor Collateral Agent, which shall meet the requirements set forth above. Upon the acceptance of any appointment as Collateral Agent by a successor Collateral Agent, such successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent, and the retiring Collateral Agent shall be discharged from its duties and obligations hereunder and under any other Security Document, as the case may be. The retiring Collateral Agent shall promptly transfer all property held by it as Collateral Agent to the successor Collateral Agent, provided all sums owing to the Collateral Agent hereunder and under the other Security Documents have been paid. After any retiring Collateral Agent's resignation or removal as Collateral Agent, the provisions of this Section 13 and Sections 10 and 14 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Collateral Agent.

                           (h) The Collateral Agent shall be liable under this
Agreement and each other Security Document only for its own gross negligence or willful misconduct (each as finally determined by a court of competent jurisdiction). Anything to the contrary notwithstanding, in no event shall the Collateral Agent be liable to any Person, under this Agreement or any other Security Document, for special, punitive, indirect, consequential or incidental loss or damage of any kind whatsoever (including but not limited to lost profits), even if any the Collateral Agent has been advised of the likelihood of such loss or damage.

                           (i) Money held in trust by the Collateral Agent need
not be segregated from other funds except to the extent required by law.

                           (j) The Collateral Agent may consult with counsel and
the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection from liability in respect of any action taken, suffered or omitted by it hereunder or under any other Security Document in good faith and in reliance thereon.

                           (k) If the Collateral Agent consolidates, merges or
converts into, or transfers all or substantially all of its corporate trust business to, another Person, the successor Person without any further act shall be the successor Collateral Agent.

                  SECTION 14. Compensation of Collateral Agent. The Pledgors shall pay to the Collateral Agent from time to time reasonable compensation for its services hereunder as shall be agreed in writing between the Collateral Agent and the Parent. To the extent permitted by law, the Collateral Agent's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Pledgors shall reimburse the Collateral Agent promptly upon request for all reasonable disbursements, advances and expenses incurred or made by it in addition to the compensation for its services. Such expenses shall include the reasonable compensation, disbursements and expenses of the Collateral Agent's agents and counsel. The provisions of this Section 14 shall survive the termination of this Agreement and the resignation or removal of the Collateral Agent.

                  SECTION 15. Miscellaneous.

                           (a) Notwithstanding anything herein to the contrary,
the Lien and security interest granted to the Collateral Agent pursuant to this Agreement and the exercise of any right or remedy by the Collateral Agent hereunder are subject to the provisions of the Intercreditor Agreement. In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern; provided that, as between the Parent and the other Pledgors, on the one hand, and the Collateral Agent, on the other, the rights, benefits, liabilities and duties of the Collateral Agent shall be governed by this Agreement.

                           (b) No amendment of any provision of this Agreement
shall be effective unless it is in writing and signed by each Pledgor and the Collateral Agent, and no waiver of any provision of this Agreement, and no consent to any departure by any of the Pledgors therefrom, shall be effective unless it is in writing and signed by the Collateral Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                           (c) No failure on the part of the Collateral Agent,
the Trustee or the Holders to exercise, and no delay in exercising, any right hereunder or under any other Indenture Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Collateral Agent, the Trustee and the Holders provided herein and in the other Indenture Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of the Collateral Agent, the Trustee and the Holders under any Indenture Document against any party thereto are not conditional or contingent on any attempt by the Collateral Agent, the Trustee or the Holders to exercise any of their rights under any other document against such party or against any other Person.

                           (d) Any provision of this Agreement which is
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

                           (e) This Agreement shall create a continuing security
interest in and Lien on the Pledged Collateral and shall (i)except as provided in the Indenture, remain in full force and effect until the satisfaction in full of the Obligations and (ii) be binding on each Pledgor and its respective successors and assigns, and shall inure, together with all rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent, the Trustee and the Holders and their respective successors, transferees and assigns. Without limiting the generality of clause (ii) of the immediately preceding sentence, the Collateral Agent may assign or otherwise transfer its rights and obligations under this Agreement and any other Indenture Document in accordance with the provisions of the Indenture and the Security Documents, to any other Person and such other Person shall thereupon become vested with all of the benefits in respect thereof granted to the Collateral Agent herein or otherwise. Upon any such permitted assignment or transfer, all references in this Agreement to the Collateral Agent shall mean the assignee of the Collateral Agent. None of the rights or obligations of any of the Pledgors hereunder may be assigned or otherwise transferred without the prior written consent of the Collateral Agent, and any such assignment or transfer shall be null and void.

                           (f) Upon the satisfaction in full or defeasance of
the Obligations pursuant to the Indenture, (i) this Agreement and the security interest and Lien created hereby shall terminate and all rights to the Pledged Collateral shall revert to the Pledgors, and (ii) the Collateral Agent will, upon the Pledgors' request and at the Pledgors' expense, without any representation, warranty or recourse whatsoever, (A) return to the Pledgors such of the Pledged Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof and (B) execute and deliver to the Pledgors such documents as the Pledgors shall reasonably request to evidence such termination.

                           (g) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED
IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, EXCEPT AS REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT THE VALIDITY AND PERFECTION OR THE PERFECTION AND THE EFFECT OF PERFECTION OR NON-PERFECTION OF THE SECURITY INTEREST AND LIEN CREATED HEREBY, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR PLEDGED COLLATERAL ARE GOVERNED BY THE LAW OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK; PROVIDED THAT THE STANDARD OF CARE APPLICABLE TO THE ACTIONS OF THE COLLATERAL AGENT SHALL BE DETERMINED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

                           (h) Section headings herein are included for
convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

                           (i) This Agreement may be executed in any number of
counterparts and by the different parties hereto on separate counterparts, each of which shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Delivery of an executed counterpart of this Agreement by facsimile or electronic mail shall be equally effective as delivery of an original executed counterpart.

                           (j) All of the obligations of the Pledgors hereunder
are joint and several. The Collateral Agent may enforce the provisions hereof against any of the Pledgors and shall not be required to proceed against all Pledgors jointly or seek payment from the Pledgors ratably. In addition, the Collateral Agent may select the Pledged Collateral of any one or more of the Pledgors for sale or application to the Obligations, without regard to the ownership of such Pledged Collateral, and shall not be required to make such selection ratably from the Pledged Collateral owned by all of the Pledgors. The release or discharge of any Pledgor by the Collateral Agent shall not release or discharge any other Pledgor from the obligations of such Person hereunder.

                  IN WITNESS WHEREOF, each Pledgor has caused this Agreement to be executed and delivered by its officer thereunto duly authorized, as of the date first above written.

                                    PLEDGORS:

                                    AAIPHARMA INC.

                                    By: /s/ William L. Ginna, Jr.
                                        ----------------------------------------
                                        William L. Ginna, Jr.
                                        Executive Vice President and Chief
                                        Financial Officer

                                    APPLIED ANALYTICAL INDUSTRIES LEARNING
                                      CENTER, INC.

                                    By: /s/ Gregory S. Bentley
                                        ----------------------------------------
                                        Gregory S. Bentley
                                        Vice President

                                    AAI TECHNOLOGIES, INC.

                                    By: /s/ William L. Ginna, Jr.
                                        ----------------------------------------
                                        William L. Ginna, Jr.
                                        Vice President

                                    AAI PROPERTIES, INC.

                                    By: /s/ William L. Ginna, Jr.
                                        ----------------------------------------
                                        William L. Ginna, Jr.
                                        Vice President

                                    AAI JAPAN, INC.

                                    By: /s/ William L. Ginna, Jr.
                                        ----------------------------------------
                                        William L. Ginna, Jr.
                                        Vice President

                                    KANSAS CITY ANALYTICAL SERVICES, INC.

                                    By: /s/ William L. Ginna, Jr.
                                        ----------------------------------------
                                        William L. Ginna, Jr.
                                        Vice President

                                    AAI DEVELOPMENT SERVICES, INC.
                                    a Massachusetts corporation

                                    By: /s/ William L. Ginna, Jr.
                                        ----------------------------------------
                                        William L. Ginna, Jr.
                                        Vice President

                                    AAIPHARMA LLC

                                    By: /s/ William L. Ginna, Jr.
                                        ----------------------------------------
                                        William L. Ginna, Jr.
                                        Vice President

                                    AAI DEVELOPMENT SERVICES, INC.
                                    a Delaware corporation

                                    By: /s/ William L. Ginna, Jr.
                                        ----------------------------------------
                                        William L. Ginna, Jr.
                                        Vice President

                                    COLLATERAL AGENT:

                                    WACHOVIA BANK, NATIONAL ASSOCIATION

                                    By: /s/ Paul F. Anatrella
                                        ----------------------------------------
                                        Paul F. Anatrella
                                        Vice President